UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2010
Date of Report (Date of earliest event reported)

MAINLAND RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52782	90-0335743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20333 State Highway 249, Suite 200 Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

(281)-469-5990
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
8.01	Other Events
9.01	Financial Statement and Exhibits

2.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Re-Appointment of William D. Thomas as CFO/Treasurer

The Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company") has re-appointed William (Bill) D. Thomas as Chief Financial Officer and Treasurer of the Company effective as of March 26, 2010. Mr. Thomas formerly served the Company as interim CFO from July 9, 2008 to September 22, 2009, but resigned the position in order to satisfy commitments to other interests, which are now complete. He joined the Board of directors of the Company on September 22, 2009. Mr. Thomas will serve the Company as Chief Financial Officer and Treasurer at the pleasure of the Board of Directors.

There are currently no family relationships between Mr. Thomas and any of the members of the Company's board of directors, or between Mr. Thomas and the Company's other executive officers.

Since the beginning of the Company's last fiscal year, neither Mr. Thomas, nor any of his associates or affiliates, has had any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which the Company was or is to be a participant and in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company's total assets at year-end for the last two completed fiscal years.

The Company is in the process of preparing an executive services agreement for Mr. Thomas. Until such time that the executive services agreement has been executed and delivered by the parties, Mr. Thomas will charge the Company a per diem management fee of $700 per day, plus Canadian goods and services tax at the rate of 5%.

About William D. Thomas

Mr. Thomas, aged 58 years, has a lengthy career in senior management, finance and accounting for the natural resource sector spanning more than thirty years.

He was most recently CFO of Hana Mining Ltd, a TSX Venture Exchange listed Canadian Copper /Silver exploration company which has experienced significant growth in its business. In the oil and gas sector, most notably, Mr. Thomas held various successive management positions with Kerr McGee Corporation's China operations based in Beijing, China, ending in 2004 with his final position as Business Director of Business Services. He was previously General Manager (1999-2002), and Finance and Administration Manager (1996-1999) of Kerr McGee's China operations.

While in China, Mr. Thomas was responsible for General Management, Finance (including Sarbanes-Oxley reporting), Budgeting, Treasury, Procurement, IT, Taxation, Marketing, Insurance, Business Development including commercial negotiations with the Chinese partner, China National Offshore Oil Co (CNOOC) and other Chinese and joint venture partners.

Mr. Thomas focused heavily on supporting exploration and development operations for three operated blocks in Bohai Bay, as well as evaluation and negotiation of new venture blocks in East China Sea and the South China Sea. He was also responsible for the liaison with CNOOC and other Chinese oil companies, Kerr McGee US management and joint venture partners, where his main focus was to ensure cost effective and timely achievement of various approved work programs and budgets. He was also Chief Representative for Kerr McGee on the Joint Management Committee (JMC) with CNOOC.

3.

Mr. Thomas previously worked as Finance Director of Kerr McGee's UK operations based in London/Aberdeen (1992-1996), and Kerr McGee's Canadian operations in Calgary, Alberta, Canada (1984-1992), including the company's predecessor company, Maxus Canada Ltd, which was acquired by Kerr McGee.

His involvement in the initial entry into both China and the UK North Sea - both startups of local and expatriate personnel that eventually developed into a core areas (over $1Billion) for Kerr McGee, each of which were company's first operated offshore oil fields in these countries.

In his early career Mr. Thomas also held senior management positions in the finance divisions of Norcen Energy Ltd of Calgary, Alberta (1981-1984), Denison Mines Ltd of Ontario Canada (1978-1981) and Algoma Steel Corporation of Sault Ste Marie, Ontario, Canada (1977). He was also a Senior Auditor for the accounting firm, Coopers & Lybrand in Toronto, Canada (1975-1977).

Mr. Thomas attained his Chartered Accountant (CA) designation from the Canadian Institute of Chartered Accountants in 1977. He holds an Honors Bachelor of Commerce and Finance from the University of Toronto, Ontario, Canada.

Resignation of Mark N. Witt as CFO/Treasurer

Mark N. Witt resigned as the Chief Financial Officer/Treasurer of the Company effective as of March 23, 2010. Under the terms of his separation and release agreement with the Company dated March 26, 2010, Mr. Witt is entitled to a severance payment of $77,419.36, payable within 10 business days, as well as 500,000 common stock options, exercisable for two years at an exercise price of $1.25 per share.

SECTION 8 - OTHER EVENTS

Item 8.01        Other Events.

On March 29, 2010, the Company issued a press release announcing the appointment of Mr. Thomas as the Company's Chief Financial Officer and Treasurer, and the resignation of Mr. Witt from those positions.

A copy of the press release is filed as Exhibit 99.1 hereto.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed merger transaction with American Exploration Corporation ("American Exploration") announced on March 23, 2010, Mainland intends to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the securities of Mainland to be issued in exchange for securities of American Exploration. The Registration Statement will incorporate a joint proxy statement/ prospectus (the "Proxy Statement/Prospectus") that Mainland and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Mainland, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available, and other documents filed with the SEC by Mainland and American Exploration, through the web site maintained by the SEC at www.sec.gov. Mainland's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Mainland. In any event, documents filed by Mainland with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, CFO; 20333 State Highway 249, Suite 200, Houston, TE 77070; Facsimile: (731) 583-1162.

4.

Each of Mainland and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

EXHIBIT NUMBER     DESCRIPTION

99.1     Press release of Mainland Resources, Inc. dated March 29, 2010*

*            Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MAINLAND RESOURCES, INC.
DATE: March 29, 2010	By: /s/ Michael J. Newport William D. Thomas Chief Financial Officer/Treasurer